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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 14, 1998







                            OXFORD HEALTH PLANS, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                  0-19442                     06-1118515
(State or other jurisdiction)       (Commission                 (IRS Employer
       of incorporation)            File Number)             Identification No.)


800 Connecticut Avenue, Norwalk, Connecticut                        06854
  (Address of principal executive offices)                        (Zip Code)


                                 (203) 852-1442
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENT.

         The Company's Press Release, dated October 14, 1998, is attached as an Exhibit hereto and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)   Exhibits

                  99(a)    Press Release, dated October 14, 1998



                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        OXFORD HEALTH PLANS, INC.


Date: October 14, 1998                  By:   /s/ KURT B. THOMPSON
                                           -----------------------
                                               Kurt B. Thompson
                                          Principal Accounting Officer

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                   OXFORD HEALTH PLANS, INC. AND SUBSIDIARIES
                                  EXHIBIT INDEX



Exhibit                                                               Page
Number      Description of Document                                   Number

  99(a)     Press Release dated October 14, 1998                        4


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